Exhibit 33 a)
REPORT ON ASSESSMENT OF COMPLIANCE WITH
1122(d)(2)(vi) and 1122(d)(4)xi)
of REGULATION AR SERVICING CRITERIA

American Security Insurance Company, Standard Guaranty Insurance Company and Safeco Financial Institution Solutions,
Inc. (affiliates of Assurant Inc., collectively the "Asserting Party") is responsible for assessing compliance as of December
31, 2006 and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period") with the servicing criteria set forth in 1122(d)(2)(vi), 1122(d)(4)(xi) and 1122(d)(4)(xii) of Title 17, 229.1122(d) of the Code of Federal
Regulations, which the Asserting Party has concluded are applicable to the insurance escrow servicing activities it performs with respect to all mortgage loan-tacking transactions covered by this report. The transactions covered by this report include all mortgage loan-tracking transactions for which the Asserting Party served as a Vendor on behalf of Servicers for such asset-backed securities transactions that were registered after January 1, 2006 with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the "Platform"). The scope of the Asserting Party assertions excludes
1122(d)(4)(xii) of Title 17, 229.1122(d) of the Code of Federal Regulations, which relates to servicing activities that are performed by the Asserting Party with respect to the Platform, but are not reported on herein.

The Asserting Party has assessed its compliance with 1122(d)(2)(vi) and 1l22(d)(4)(xi) ("the Applicable Servicing
Criteria') for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the
Applicable Servicing Criteria for the Reporting Period with respect to the Platform taken as a whole. The Asserting Party used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the Applicable
Servicing Criteria.

The Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria for the Reporting Period.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of and for the Reporting Period ending December 31,
2006 as set forth in this assertion.

American Security Insurance Company
Standard Guaranty Insurance Company
Safeco Financial Institution Solutions, Inc.

/s/ John Frobose
Senior Vice President
Date: February 23. 2007
Exhibit 33 b)
Certification Regarding Compliance with Applicable Servicing Criteria
1.
Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank FSB, is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation
AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting Period"), as set forth in Appendix
A hereto. The transactions covered by this report (these transactions collectively referred to as the "Master Servicing
Platform") include asset-backed securities transactions for which Aurora acted as master servicer, registered on or after January 1, 2006, involving residential mortgage loans;
2.
Aurora has not engaged vendors (the "Vendors") to perform significant activities pertaining to the applicable servicing criteria;
3.
Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of Item 1122 of
Regulation AB to assess the compliance with the applicable servicing criteria;
4.
The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to
Aurora based on the activities it performs with respect to the Master Servicing Platform as of December 31, 2006
and for the Reporting Period;
5.
Aurora has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Master Servicing Platform taken as a whole;
6.
Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria as of December 31, 2006 and for the Reporting
Period.
March 13, 2007
Aurora Loan Services LLC
By: /s/: E. Todd Whittemore
Name: E. Todd Whittemore
Title: Executive Vice President
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor
any performance or other triggers and events of
default in accordance with the transaction
agreement
X
1122(d)(1)(ii)
If any material servicing activities are outsourced
to third parties, policies and procedures are
instituted to monitor the third party's performance
and compliance with such servicing activities.
X
1
1122(d)(1)(iii)
Any requirements in the transaction agreements to
maintain a back-up servicer for the pool assets are
maintained.
X
1
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is
in effect on the party participating in the servicing
function throughout the reporting period in the
amount of coverage required by and otherwise in
accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the
appropriate custodial bank accounts and related
bank clearing accounts no more than two business
days of receipt, or such other number of days
specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf
of an obligor or to an investor are made only by
authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding
collections, cash flows or distributions, and any
interest or other fees charged for such advances,
are made, reviewed and approved as specified in
the transaction agreements.
X
1
1122(d)(2)(iv)
The related accounts for the transaction, such as
cash reserve accounts or accounts established as a
form of overcollateralization, are separately
maintained (e.g., with respect to commingling of
cash) as set forth in the transaction agreements.
X
1
Aurora did not perform the activity described in this criteria as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(2)(v)
Each custodial account is maintained at a
federally insured depository institution as set forth
in the transaction agreements. For purposes of this
criterion, "federally insured depository
institution" with respect to a foreign financial
institution means a foreign financial institution
that meets the requirements of 240.13k-1(b)(1)
of this chapter.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.
X
1
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis
for all asset-backed securities related bank
accounts, including custodial accounts and related
bank clearing accounts. These reconciliations: (A)
Are mathematically accurate; (B) Are prepared
within 30 calendar days after the bank statement
cutoff date, or such other number of days
specified in the transaction agreements; (C) Are
reviewed and approved by someone other than the
person who prepared the reconciliation; and (D)
Contain explanations for reconciling items. These
reconciling items are resolved within 90 calendar
days of their original identification, or such other
number of days specified in the transaction
agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed
with the Commission, are maintained in
accordance with the transaction agreements and
applicable Commission requirements.
Specifically, such reports: (A) Are prepared in
accordance with timeframes and other terms set
forth in the transaction agreements; (B) Provide
information calculated in accordance with the
terms specified in the transaction agreements; (C)
Are filed with the Commission as required by its
rules and regulations; and (D) Agree with
investors' or the trustee's records as to the total
unpaid principal balance and number of pool
assets serviced by the servicer.
X
2,3
X
2
1122(d)(3)(ii)
Amounts due to investors are allocated and
remitted in accordance with timeframes,
X
3
2
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the
Reporting Period. No assessment of compliance, therefore, is necessary.
3
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
distribution priority and other terms set forth in
the transaction agreements.
1122(d)(3)(iii)
Disbursements made to an investor are posted
within two business days to the servicer's investor
records, or such other number of days specified in
the transaction agreements.
X
3
1122(d)(3)(iv)
Amounts remitted to investors per the investor
reports agree with cancelled checks, or other form
of payment, or custodial bank statements.
X
3
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained
as required by the transaction agreements or
related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are
safeguarded as required by the transaction
agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the
asset pool are made, reviewed and approved in
accordance with any conditions or requirements
in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs,
made in accordance with the related pool asset
documents are posted to the applicable servicer's
obligor records maintained no more than two
business days after receipt, or such other number
of days specified in the transaction agreements,
and allocated to principal, interest or other items
(e.g., escrow) in accordance with the related pool
asset documents.
X
1122(d)(4)(v)
The servicer's records regarding the pool assets
agree with the servicer's records with respect to
an obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an
obligor's pool asset (e.g., loan modifications or
re-agings) are made, reviewed and approved by
authorized personnel in accordance with the
transaction agreements and related pool asset
documents.
X
1
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and deeds in lieu
of foreclosure, foreclosures and repossessions, as
applicable) are initiated, conducted and concluded
in accordance with the timeframes or other
requirements established by the transaction
agreements.
X
1
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(viii)
Records documenting collection efforts are
maintained during the period a pool asset is
delinquent in accordance with the transaction
agreements. Such records are maintained on at
least a monthly basis, or such other period
specified in the transaction agreements, and
describe the entity's activities in monitoring
delinquent pool assets including, for example,
phone calls, letters and payment rescheduling
plans in cases where delinquency is deemed
temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for
pool assets with variable rates are computed
based on the related pool asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor
(such as escrow accounts): (A) Such funds are
analyzed, in accordance with the obligor's pool
asset documents, on at least an annual basis, or
such other period specified in the transaction
agreements; (B) Interest on such funds is paid, or
credited, to obligors in accordance with
applicable pool asset documents and state laws;
and (C) Such funds are returned to the obligor
within 30 calendar days of full repayment of the
related pool asset, or such other number of days
specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as
tax or insurance payments) are made on or before
the related penalty or expiration dates, as
indicated on the appropriate bills or notices for
such payments, provided that such support has
been received by the servicer at least 30 calendar
days prior to these dates, or such other number of
days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with
any payment to be made on behalf of an obligor
are paid from the servicer's funds and not charged
to the obligor, unless the late payment was due to
the obligor's error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are
posted within two business days to the obligor's
records maintained by the servicer, or such other
number of days specified in the transaction
agreements.
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectable
accounts are recognized and recorded in
accordance with the transaction agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support,
identified in Item 1114(a)(1) through (3) or Item
X
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1115 of this Regulation AB, is maintained as set
forth in the transaction agreements.

Exhibit 33 c)
REPORT ON ASSESSMENT OF COMPLIANCE
First American Real Estate Solutions of Texas, L.P. (an indirect subsidiary of The First American Corporation, and the
"Asserting Party") is responsible for assessing compliance as of December 31, 2006, and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period") with the servicing criteria set forth in Title 17, Sections
229.1122(d)(l)(iv), (d)(2)(v), (d)(2)(vi), (d)(2)(vii), (d)(4)(xi), (d)(4)(xii) and (d)(4)(xiii) of the Code of Federal Regulations
(the "CFR") applicable to the Asserting Party (the "Applicable Servicing Criteria"). The transactions covered by this report include all loans for residential mortgage loan outsourcing customers for which the Asserting Party served as the residential tax service provider (the "Platform").

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that, except as set forth herein below, the
Asserting Party has complied, m all material respects, with the Applicable Servicing
Criteria as of December 31, 2006, and for the Reporting Period with respect to the
Platform taken as a whole.

The Asserting Party assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has
identified a material instance of noncompliance with the servicing criterion sot forth in Section 229.1 122(d)(2)(vii)(E) of the
CFR with respect to the Platform. Specifically, the Asserting Party did not prepare reconciliations for all asset-backed securities related bank accounts within 30 calendar days afler the bank statement cut-off date or such number of days specified in the transaction agreements.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006, and for the Reporting Period as
set forth in this assertion.

FIRST AMERICAN REAL ESTATE SOLUTIONS OF TEXAS, L.P.
By: First American Real Estate Solutions LLC
General Partner
/s/ Lucy A. Przybyla
Lucy A. Przybyla
Senior Vice President
February 28, 2007

Exhibit 33 d)
[HOME LOAN SERVICES LOGO]
Management's Certification Regarding Compliance with Securities and Exchange
Commission Regulation AB Servicing Criteria
1. Home Loan Services, mc, f/k/a National City Home Loan Services, Inc (the "Servicer") is responsible for assessing compliance by it with the servicing criteria under paragraph (d) of Item 1122 of the Securities and Exchange Commissions'
Regulation AB, except for sections 1 122(d)(l)(iii), (d)(3)(i)C, (d)(4)(ii),( xi), and (xii), which are not applicable to the activities the Servicer performs with respect to the Platform, as of December 31, 2006, and for the period January 1, 2006 through December 31, 2006. The Platform is comprised of all serviced first and second lien residential mortgage loans sold in public securitizations closed during December 2004, and calendar years ended December 31, 2005 and 2006 (see attached
Appendix A);

2. Except as set forth in paragraph 1 above, the Servicer used the criteria set forth in paragraph (d) of Item 1122 of Regulation
AB to assess the compliance with the applicable servicing criteria;

3. The Servicer has complied, in all material respects, with the applicable servicing criteria as of and for the period ended
December 31, 2006, except for 1 122(d)(1)(i) pertaining to policies and procedures to monitor any performance or other triggers in accordance with the transaction agreements although daily delinquency and static pool reports exist but were not utilized to calculate the triggers, 1122 (d)(4)(x)A where 5 of 60 escrow accounts sampled were not analyzed within a 12 month period, but where 4 accounts were analyzed within 1 week after said deadline; and for 1 l22(d)(4)(x)C, 2 of 60 escrow accounts sampled, where escrow finds were not returned within 30 days after payoff, but were returned within 34 and 67 days, respectively, after payoff;

5. A registered public accounting firm has issued an attestation report on the Servicer's assessment of compliance with the applicable servicing criteria as of and for the period ending December 31, 2006.

March 1,2007
Home Loan Services, Inc
/s/ Steven A. Baranet
Steven A. Baranet
Vice President, Investor Reporting

Loan Services
PD. Box 1838
Pittsburgh, PA 15230-1838
MeniIII.ynch
Home Loan Services is a subsidiary aLmsNe
of Merrill Lynch Bank and Trust cc., FSB LENDER

Appendix A
Home Loan Services, Inc.
Reg AB Platform
FFMLT 2004-FEll
FFMLT 2005- FFA
FFMLT 2005 - FF2
FFMLT 2005 - FF3
FFMLT 2005 - FF4
SASCO 2005-S4
FFMLT 2005 - FFH3
SOUNDVIEW 2005-4
FFMLT 2005 - FF8
FFMLT 2005 - FF9
FFMLT 2005 - FF10
FFMLT 2005 - FF11
FFM LT 2005- FF12
SAIL 2005-10
FFMLT 2005 - FFH4
HSIASCT 2005 I1
FFMLT 2006-FF1
FFMLT 2006-FF2
FFMLT 2006-FFH1
FFMLT 2006-FF3
FFMLT 2006-FF4
FFMLT 2006-FF5
FFMLT 2006-FF6
FFMLT 2006-FF7
FFMLT 2006-FF8
FFMLT 2006-FF9
FFMLT 2006-EF1O
FFMLT 2006-FF12
FFMLT 2006-FF13
FFMLT 2006-FF14
FFMLT 2006-EElS
FFMLT 2006-EFA
FFMLT 2006-FF16
FFMLT 2006-FF17
FFMLT 2006FFB
FFMLT 2006-FF18
MLMIT 2006-FE1
GSAA 2006-S 1

Exhibit 33 e)
ASSESSMENT OF COMPLIANCE
Re: First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2006-FF12
I, D. Keith Gettmann, a duly elected and acting officer of OfficeTiger Global Real Estate Services Inc (the
"Credit Risk Manager"), certify pursuant to Section 9.25(a) of the Trust Agreement to the Depositor, with respect to the calendar year immediately preceding the date of this Certificate (the "Relevant Year"), as follows:
1. I am responsible for assessing compliance with the Relevant Servicing Criteria applicable to the
Credit Risk Manager during the Relevant Year. For purposes of this assessment, I have used the Servicing Criteria as set forth in item 1122 of Regulation AB to assess compliance with the Relevant Servicing Criteria.
2. Based on my knowledge, the Credit Risk Manager was, in all material respects, in compliance with the Relevant Servicing Criteria applicable to the Credit Risk Manager during the Relevant Year, and there were no material instances of noncompliance with respect thereto. This assessment is based on the activities the Credit Risk Manager performs with respect to asset-backed securities transactions taken as a whole involving the Credit Risk Manager, that are backed by the same asset type as the related Mortgage Loans.
3. A registered public accounting firm has issued an attestation report on the assessment of compliance for the period consisting of the Relevant Year.
Capitalized terms used but not defined herein have the meanings ascribed to them in the related Trust
Agreement.
OFFICETIGER GLOBAL REAL ESTATE SERVICES INC.
(as Credit Risk Manager)
By: /s/: D. Keith Gettmann
D. Keith Gettmann
Senior Vice President
March 8, 2007

Exhibit 33 f)
REGULUS
Report on Assessment of Compliance with Regulation AB Servicing Criteria
1.
Pursuant to Subpart 229.1100- Asset Backed Securities, 17 C.F.R. 229.1100-
229.1123 (" Regulation AB"), Regulus Group LLC, for itself and its wholly-owned subsidiaries (individually and collectively "Regulus"), is responsible for assessing its compliance with the servicing criteria applicable to the remittance processing services it provides to customers who are issuers or servicers of asset backed securities transactions and who have requested confirmation of Regulus' compliance in connection with loan and/or receivables portfolios that include pool assets for asset backed securities transactions (the "Platform").
Remittance processing is a service whereby check payments that are remitted by mail to a post office box are collected, processed though a highly automated data capture system, and prepared for deposit to a bank account held by the beneficiary of the payment.
2.
The servicing criteria set forth in Item 1122(d) of Regulation AB were used in Regulus' assessment of compliance. Regulus has concluded that the servicing criteria set forth in Items 1122(d)(2)(i) and 1122(d)(4)(iv)
of Regulation AB are applicable to the servicing activities it performs with respect to the Platform (such criteria the "Applicable Servicing Criteria"). Regulus has concluded that the remainder of the servicing criteria set forth in Item 1122(d) of Regulation AB are inapplicable to the activities it performs with respect to the Platform because Regulus does not participate in the servicing activities referenced by such servicing criteria.
3.
As of and for the year ending December 31, 2006, Regulus has complied in all material respects with the
Applicable Servicing Criteria set forth in Item 1122(d) of Regulation AB.
4.
KPMG LLP, a registered public accounting firm, has issued an attestation report on Regulus' assessment of compliance with the Applicable Servicing Criteria as of and for the year ending December 31, 2006. A copy of that attestation report is attached hereto as Exhibit A.
By: /s/ Kimberlee Clark
Kimberlee Clark
Chief Financial Officer
February 22, 2007
860 LATOUR COURT NAPA, CA 94558 TEL: 707.254.4000 FAX: 707.254.4070 REGULUSGROUP.COM

Exhibit 33 g)
Management's Assertion
Report on Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934

U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:
U.S. Bank Corporate Trust Asset Backed Securities Platform(1)
hereby provides the following report on its assessment of comp liance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it and as described on Exhibit A hereto:

1.
U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accomp anying Exhibit A;

2.
U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria ;
3.
U.S. Bank's assessment of its compliance with the applicable servicing criteria is as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects with the applicable servicing criteria .

4.
Ernst & Young, a registered public accounting firm, has issued an attestation report on
U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report.

U.S. BANK NATIONAL ASSOCIATION

/s/ Bryan R. Calder
Name: Bryan R. Calder
Title: Executive Vice President
Date: February 26, 2007

(1) The U.S. Bank Corporate Trust ABS Platform (the "Platform") consists of the activities involved in the performance of servicing functions for (i) publicly issued asset-backed and mortgage-backed transactions the securities of which were offered on or after January 1, 2006 and (ii) certain asset-backed transactions offered prior to January 1, 2006 for which the Issuer has voluntarily elected to make Regulation AB compliant filings under the Securities Exchange Act of 1934, as amended. The Platform does not include transactions comprised of the repackaging of corporate debt and/or other agency securities.

EXHIBIT A to Management's Assertion

Reg AB
Servicing Criteria
Reference

General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the
Pool Assets are maintained.
Not Applicable

1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.

1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remi ttances and Reporting

1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the
Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.

1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements

1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
in accordance with the related pool asset documents.
Not Applicable

1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.
Not Applicable

1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Not Applicable

1122(d)(4)(vii) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
Not Applicable

1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Not Applicable

1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Not Applicable

1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

Not Applicable

1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xiv) Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Not Applicable

1122(d)(4)(xv) Any external enhancement or other support, identified in Item 1114(a)(1) through (3)
or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.